EXHIBIT 32.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Rivoli BanCorp, Inc. (the Company) on Form 10-QSB for the quarterly period ended September 30, 2005 as filed with the Securities Exchange Commission on the date hereof (the Report), the undersigned, Edward P. Loomis Jr., President and Chief Executive Officer of the Company, and Chadwick B. Hargrove, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:  /s/Edward P. Loomis Jr.
     ------------------------------------
     Edward P. Loomis Jr.
     President and Chief Executive Officer
     November 14, 2005


     /s/Chadwick B. Hargrove
     ------------------------------------
     Chadwick B. Hargrove
     Chief Financial Officer
     November 14, 2005



This certification accompanies the Report pursuant to section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.